               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                ROYCE MICRO-CAP TRUST, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          ROYCE MICRO-CAP TRUST, INC.

To the Stockholders of
ROYCE MICRO-CAP TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE MICRO-CAP TRUST, INC. (the 'Fund') will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on April 29, 1997 at 1:30 p.m. (E.T.) for the following purposes:

          1. To elect a board of five directors.

          2. To approve a change in the Fund's fundamental investment policies to permit the Fund to invest in the restricted shares of registered money market funds.

          3. To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for the year ending December 31, 1997.

          4. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 13, 1997 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Fund's Annual Report to Stockholders for the year ended December 31, 1996 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                                   IMPORTANT

     To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                          By order of the Board of Directors,


                                          JOHN E. DENNEEN
                                          Secretary

March 21, 1997

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                          ROYCE MICRO-CAP TRUST, INC.
                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                            TUESDAY, APRIL 29, 1997

                       ----------------------------------
                                PROXY STATEMENT
                       ----------------------------------

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting solicited on behalf of the directors of Royce Micro-Cap Trust, Inc. (the 'Fund').

     The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposals 2 and 3 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of these Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Quest Advisory Corp. ('Quest'), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable. The Fund may engage the services of a professional solicitor, such as Shareholder Communications Corporation, for help in securing shareholder representation at the meeting.

     On March 13, 1997, the record date for the meeting, there were 12,153,511 shares of Common Stock of the Fund outstanding. The stockholders entitled to vote are those of record on that date. Each share is entitled to one vote on each item of business at the meeting. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the record date:

                NAME AND ADDRESS                            AMOUNT AND NATURE             PERCENTAGE
                    OF OWNER                                   OF OWNERSHIP                OF CLASS
-------------------------------------------------  ------------------------------------   ----------

Charles M. Royce ................................  682,646 shares  -- Beneficial  (sole       5.6%
  1414 Avenue of the Americas                        voting and investment power)
  New York, NY 10019
Depository Trust Company ........................  11,592,776 shares -- Record               95.3%
  Cede & Co.
  P.O. Box 20 Bowling Green Station
  New York, NY 10274

                     1. ELECTION OF DIRECTORS (PROPOSAL 1)

     At the meeting, it is proposed to elect five directors, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualifies. The Fund's Board of Directors has nominated the following five persons, each of whom has served as a director since September 1993, to become directors of the Fund. Certain information concerning them is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                                                    POSITIONS WITH
                           NAME                               AGE   THE FUND
-----------------------------------------------------------   ---   -----------------------------

Charles M. Royce...........................................   57    Director, President
                                                                    and Treasurer
Thomas R. Ebright..........................................   52    Director
Richard M. Galkin..........................................   58    Director
Stephen L. Isaacs..........................................   57    Director
David L. Meister...........................................   57    Director

     A total of five meetings of the Board of Directors were held during the year ended December 31, 1996, and each director attended 75% or more of the meetings.

     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for recommending the selection and nomination of the independent auditors of the Fund and for conducting post-audit reviews of the Fund's financial condition with the auditors. The Audit Committee held two meetings during the year ended December 31, 1996, and each member of the Audit Committee attended both of the meetings. The Board of Directors does not have any other standing committees.

     There are no family relationships between any of the Fund's directors and officers.

     As of the record date, the Fund's directors beneficially owned the following shares of its Common Stock:

                                                                                          PERCENTAGE
                          NAME OF DIRECTOR                                  AMOUNT         OF CLASS
---------------------------------------------------------------------   --------------    ----------

Charles M. Royce.....................................................   682,646 shares        5.6%
Thomas R. Ebright....................................................        None             N/A
Richard M. Galkin....................................................        None             N/A
Stephen L. Isaacs....................................................        None             N/A
David L. Meister.....................................................        None             N/A

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (9 persons) beneficially owned 706,893 shares of the Fund's Common Stock, constituting 5.8% of the class.

     During the year ended December 31, 1996, W. Whitney George, a Vice President of Quest and of the Fund, failed to file on a timely basis one report required by Section 16(a) of the Securities Exchange Act of 1934.

BUSINESS EXPERIENCE

     Set forth below is certain information as to the principal business experience of the Fund's directors during the past five years.

     Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Quest, the investment adviser to the Fund. He has served as Quest's President and Treasurer for more than 24 years. Mr. Royce also manages three private investment partnerships through Quest Management Company ('QMC'), a registered investment adviser, of which he is the managing general partner.

     Thomas R. Ebright has been a Vice President of Quest for more than 15 years. He has also been President, Treasurer, a director and principal shareholder of Royce, Ebright & Associates, Inc., the investment adviser to a series of The Royce Fund, since June 1994. He was a general partner of QMC and its predecessor until June 1994. Mr. Ebright is also a director of Atlantic Pro Sports, Inc. and of the Strasburg Rail Road Co. since March 1993 and was the President and principal owner of Baltimore Professional Hockey, Inc. until May 1993.

     Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., telecommunications consultants.

     Stephen L. Isaacs is an attorney, President of The Center for Health and Social Policy since September 1996 and President of Stephen L. Isaacs Associates, consultants. He was a Director of the Columbia University Development Law and Policy Program and a Professor at Columbia University until August 1996.

     David L. Meister is a consultant in the communications industry. He was an executive officer of Digital Planet Inc. from April 1991 to December 1992.

     Mr. Royce is also President and Treasurer of Royce Value Trust, Inc. ('RVT'), Royce Global Trust, Inc. ('RGT') and The Royce Fund ('TRF'), registered management investment companies. Messrs. Royce, Ebright, Galkin, Isaacs and Meister are also directors/trustees of RVT and TRF, and Messrs. Royce, Galkin, Isaacs and Meister are also directors of RGT. Mr. Ebright is also a Vice President of TRF and a Vice President and Treasurer, and Mr. Royce is also the sole shareholder and director and Secretary, of Quest Distributors, Inc., the distributor of TRF's shares.

     Messrs. Royce and Ebright are 'interested persons' of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940.

     In addition to Mr. Royce, three Vice Presidents of the Fund are also officers of Quest.

REMUNERATION OF DIRECTORS AND OFFICERS

     Set forth below is the compensation paid by the Fund and the three other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1996.

                                                                 AGGREGATE        TOTAL COMPENSATION
                                                             COMPENSATION FROM    FROM THE FUND AND
                         DIRECTOR                                THE FUND         OTHER ROYCE FUNDS
----------------------------------------------------------   -----------------    ------------------

Charles M. Royce..........................................        $     0              $      0
Thomas R. Ebright.........................................              0                     0
Richard M. Galkin.........................................          7,500                64,000
Stephen L. Isaacs.........................................          7,500                64,000
David L. Meister..........................................          7,500                64,000

     Each of the Fund's non-affiliated directors receives a base fee of $5,000 per year plus $500 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1996 in addition to or in lieu of this standard arrangement.

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                                     2. APPROVAL OF
             CHANGE IN FUNDAMENTAL POLICIES TO PERMIT THE FUND TO INVEST IN
            RESTRICTED SHARES OF REGISTERED MONEY MARKET FUNDS (PROPOSAL 2)

     The Fund currently has the following fundamental investment policy, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities:

          'The Fund may not invest in restricted securities.'

          It is proposed to change this policy to read in its entirety as follows:

                'The Fund may  not invest in  restricted securities unless  such securities are redeemable shares issued by money market funds registered under the Investment Company Act of 1940.'

REASONS FOR PROPOSED CHANGE

     The Fund generally selects its portfolio securities with a view to achieving its investment objective of long-term capital appreciation. Once acquired by the Fund, such portfolio securities may occasionally be used to generate income for the Fund by lending them to qualified institutional investors. The Fund's current investment policies allow it to lend up to 25% of its portfolio securities and other assets to such qualified institutional investors for the purpose of realizing additional income. Such loans must be fully collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by cash. When the collateral is cash, the Fund is responsible for investing such cash collateral.

     The Fund has recently been offered the opportunity to invest such cash collateral in a money market fund sponsored by its custodian bank. Although the money market fund is registered under the Investment Company Act of 1940, its shares are offered for sale only in private placement transactions to certain institutional investors such as the Fund. Its shares are not registered under the Securities Act of 1933 and, therefore, constitute restricted securities.

     ALLOWING THE FUND TO INVEST IN THE SHARES OF SUCH A MONEY MARKET FUND WILL ENABLE THE FUND TO REALIZE MORE INCOME FROM ITS SECURITIES LENDING TRANSACTIONS THAN IT WOULD IF THE COLLATERAL CONSISTED OF U.S. GOVERNMENT SECURITIES.

     If this policy change is approved by stockholders, the Fund could, in certain circumstances, have up to 20% of its assets at risk in a money market fund in which the cash collateral has been invested.

VOTE REQUIRED

     The vote required for approval of Proposal 2 is a majority of the Fund's outstanding voting securities, which is the lesser of (i) 67% of the shares of Common Stock of the Fund present or represented at the meeting (assuming that more than 50% of the shares are present or represented) or (ii) more than 50% of the outstanding shares of Common Stock of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                               3. RATIFICATION OF
            SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL 3)

     At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of the directors who are not 'interested persons' (as such term is defined in the Investment Company Act of 1940), of Ernst & Young LLP, independent auditors, to serve as the Fund's auditors for the year ending December 31, 1997.

     Ernst & Young LLP has informed the Fund that neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. Ernst & Young LLP served as the Fund's independent public accountants for the year ended December 31, 1996. Representatives of Ernst & Young LLP are not expected to be present at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

VOTE REQUIRED

     Ratification of the selection of Ernst & Young LLP as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Fund present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                               4. OTHER BUSINESS

     Management knows of no business to be brought before the meeting other than Proposals 1, 2 and 3 in the Notice of the Annual Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.

                             ADDITIONAL INFORMATION

     Quest Advisory Corp., the Fund's investment adviser, is located at 1414 Avenue of the Americas, New York, New York 10019.

     Mitchell Hutchins Asset Management Inc., located at 1285 Avenue of the Americas, New York, New York 10019, serves as the Fund's Administrator.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 1998 Annual Meeting of Stockholders must be received by the Fund by November 21, 1997, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.

   PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING
                             POSTAGE-PAID ENVELOPE

                                   APPENDIX 1
                                   PROXY CARD


PROXY                 ROYCE MICRO-CAP TRUST, INC.             PROXY
                      1414 Avenue of the Americas
                          New York, NY 10019

This Proxy Is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on March 13, 1997, at the Annual Meeting of Stockholders to be held on April 29, 1997, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

  PLEASE MARK VOTES
X AS IN THIS EXAMPLE

ROYCE MICRO-CAP TRUST, INC.

Please be sure to sign and date this Proxy.        Date

Stockholder sign here             Co-owner sign here

1. ELECTION OF DIRECTORS

(Page 2)                                      With-  For All
                                        For   hold   Except

Charles M. Royce, Thomas R. Ebright,
Richard M. Galkin, Stephen L. Isaacs,
and David L. Meister

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                              For  Against Abstain

2. PROPOSAL TO APPROVE A CHANGE IN THE
FUND'S FUNDAMENTAL INVESTMENT POLICIES.
(Page 4)

3. PROPOSAL TO RATIFY THE SELECTION OF
ERNST & YOUNG LLP AS INDEPENDENT PUBLIC
ACCOUNTANTS.
(Page 5)

4. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

RECORD DATE SHARES: